UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2007
EDDIE BAUER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-51676	42-1672352
(Commission File Number)	(IRS Employer Identification No.)
15010 NE 36TH STREET
REDMOND, WA 98052
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 755-6544
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 25, 2007, Eddie Bauer Holdings, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing, among other things, the postponement of the Company’s special meeting of stockholders that was scheduled to be held on January 25, 2007. The special meeting will be held at 8:30 a.m., Pacific Time, on Thursday, February 8, 2007 at the Hyatt Regency Bellevue, 900 Bellevue Way, NE, Bellevue, Washington. The special meeting was postponed because in the course of preparing its financial statements for 2006, the Company identified errors related to its tax accounting for 2005 and prior years.
Item 9.01 — Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 25, 2007

SIGNATURES
     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EDDIE BAUER HOLDINGS, INC. (Registrant)
Dated: January 25, 2007	By:	/s/ Fabian Månsson
Fabian Månsson
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 25, 2007